Filed pursuant to Rule 497(a)

File No. 333-238518

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Apollo Investment Corporation Announces Transformative Changes to

Reinforce Position as a Pure Play Senior Secured Middle Market BDC Providing Public Shareholder

Access to Institutional-Quality Private Credit

New Industry-Leading Fee Structure Supports Senior Secured Investment Strategy

MidCap Financial 1, one of the World’s Leading Middle Market Origination Businesses,

Makes Aligning Primary Equity Investment in BDC at NAV

BDC to Rebrand as ‘MidCap Financial Investment Corporation’

Increases Quarterly Base Distribution from $0.31 to $0.32 Per Share2

Senior Leadership Promotions to Align with Enhanced Strategy

New York, NY — August 2, 2022 — Apollo Investment Corporation (NASDAQ: AINV), (the “Company” or the “BDC”) today announced several transformative changes which reinforce the Company’s position as a senior secured middle market business development company creating an institutional-quality offering with an attractive dividend yield available to a broad universe of investors. These announcements illustrate the broader strategic commitment of Apollo Global Management (“Apollo”) (NYSE: APO) to investor alignment, product innovation, and playing a leading role in the democratization of finance.

•

To support the BDC’s senior secured investment strategy and allow participation in more senior secured assets that are expected to produce attractive risk-adjusted returns for shareholders, the Company established a new industry-leading fee structure among listed BDCs, with substantial permanent reductions to management and incentive fees. MidCap Financial originates a significant amount of lower yielding senior secured loans that previously have been accessible largely only to institutional investors. Historically, MidCap Financial[1] and Apollo as its manager[3] have predominantly originated assets on behalf of U.S. pensions and other global institutional investors. With the reduced fee structure, the BDC will be able to participate in a broader universe of MidCap Financial-originated senior secured loans, while producing similar to enhanced expected shareholder economics.

[1]

MidCap Financial refers to MidCap FinCo Designated Activity Company, a designated activity company limited by shares incorporated under the laws of Ireland, and its subsidiaries, including MidCap Financial Services, LLC. MidCap Financial is not an investment adviser, subadviser or fiduciary to the Company or to the Company’s Investment Adviser. MidCap Financial is not obligated to take into account the Company’s interests (or those of other potential participants in its originations) when originating loans across its platform.

[2]

On August 1, 2022, the Company’s Board of Directors increased the base distribution to $0.32 per share for the quarter ending June 30, 2022. The distribution is payable on October 11, 2022 to stockholders of record as of September 20, 2022. There can be no assurances that the Board will continue to declare a base distribution of $0.32 per share.

[3]

MidCap Financial is managed by Apollo Capital Management, L.P., a subsidiary of Apollo Global Management, Inc., pursuant to an investment management agreement between Apollo Capital Management, L.P. and MidCap FinCo Designated Activity Company.

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MidCap Financial has made a $30 million primary equity investment in the BDC at net asset value, representing a significant premium to the current market price. This investment serves to i) validate the value of the BDC’s senior investment strategy, ii) provide the BDC with dry powder to invest in loans originated by MidCap Financial, and iii) create a strong alignment of interests with the BDC’s performance.

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MidCap Financial, which is managed by Apollo, is one of the world’s leading middle market origination businesses, with over $21 billion of annual originations.[4] The business is led by an experienced management team that has worked together over 20 years and has, what the Company considers to be, an exceptionally strong track record.

•	Rebrands to MidCap Financial Investment Corporation reflecting the BDC’s investment strategy of primarily investing in loans originated by MidCap Financial; ticker will change to “MFIC”.[5]

•	Appointed Howard T. Widra, Apollo’s Head of Direct Origination, to Executive Chairman of the Board of Directors.

•	Promoted Tanner Powell to Chief Executive Officer, Ted McNulty to President, and Kristin Hester to Chief Legal Officer.

Mr. Howard Widra, the Company’s Executive Chairman commented, “Over the last several years, we have repositioned the BDC’s portfolio to have a senior secured orientation. Today’s announcements reinforce and support the BDC’s position as a pure play senior secured middle market BDC. The new fee structure significantly reduces our cost of capital which will allow us to invest across a larger universe of MidCap Financial-originated loans, which are available to us through Apollo’s management of MidCap Financial, while delivering an attractive dividend yield to our shareholders. MidCap Financial is also making an aligning primary equity investment in the BDC at NAV. We believe today’s announcements have all the hallmarks of what we consider to be best-in-class investor alignment and illustrate how Apollo is positioning itself at the forefront of the democratization of finance, allowing greater individual access to alternatives.”

Mr. Howard Widra continued, “Today’s promotions are well-deserved and a recognition of the contributions that Tanner, Ted, and Kristin have each made to the BDC over the years. Tanner and Ted are both proven leaders with considerable expertise and experience in private credit investing and have been integral to the BDC’s repositioning efforts. Kristin has been a senior member of our legal team since 2015 and has provided valuable legal support for the Company’s strategic initiatives and operations over the years. I’d also like to thank Joe Glatt for his great work on behalf the Company over the years and congratulate him on his own promotion. As Executive Chairman, I look forward to continuing to work closely with Tanner, Ted, and Kristin as the BDC takes this next step.”

Mr. Tanner Powell, the Company’s Chief Executive Officer, commented, “Apollo’s unique relationship with MidCap Financial enables the BDC to have access to MidCap Financial’s high-quality origination volume, which we believe is a distinct competitive advantage over many other BDCs. MidCap Financial is a well-established provider of senior debt solutions to middle market companies and has what we believe to be an exceptionally strong track record. The change in the company name reflects our go forward strategy.” Mr. Tanner Powell continued, “We are pleased to increase our quarterly base distribution to $0.32 per share which reflects what we believe is a conservative estimate of the earnings power of the portfolio once fully deployed in our go forward strategy.”

[4]	Based on last twelve months as of June 30, 2022.
[5]	Name and ticker change will be effective on or around August 12, 2022.

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Public Shareholder Access to Institutional-Quality Private Credit at New Industry-Leading Fee Structure

The Board of Directors (the “Board”) and the Company’s investment adviser have established a new industry-leading fee structure among listed BDCs to support the Company’s senior secured investment strategy and make institutional-quality senior secured assets available to public shareholders. MidCap Financial originates a significant amount of senior secured first lien loans that were previously below the BDC’s target asset spread. With a reduced fee structure, the BDC will be able to participate in a broader universe of MidCap Financial-originated senior secured loans. Apollo6 will continue to serve as the investment adviser of the BDC and will select and underwrite investments on behalf of the Company under the same investment process and standards.

The Company’s base management fee has been permanently reduced to 1.75% on net assets (i.e., equity) from the equivalent of approximately 3.4% on net assets. In other words, the base management fee rate, expressed in terms of gross assets, has been reduced from approximately 1.40% on gross assets, to the equivalent of approximately 0.75% on gross assets.7 Beyond the nearly halving of management fees in the aggregate, the shift to basing management fees on net assets, rather than gross assets, provides greater alignment and focus on net asset value versus leverage.

The incentive fee on income has also been permanently reduced from 20% to 17.5%. The performance threshold remains 7% and there is no change to the total return requirement or catch-up provision. The changes to the fee structure will be effective for the period beginning January 1, 2023.

MidCap Financial Makes Aligning Primary Equity Investment in the BDC at Net Asset Value

MidCap Financial has invested $30 million in equity in the BDC at net asset value, representing a significant premium to the current market price. The Company’s net asset value per share was $15.528 as of June 30, 2022. Accordingly, the Company will issue approximately 1.93 million new shares in connection with this transaction which is expected to close in the next week. Pro forma for this investment, MidCap Financial will own approximately 3.0% of the BDC’s common stock. All shares issued in connection with this transaction will be subject to a minimum two-year hold period.

MidCap Financial is One of the World’s Leading Middle Market Origination Businesses

Founded in 2008, MidCap Financial is an established leader in middle market lending. MidCap Financial is a privately held leading middle market-focused specialty finance firm that provides senior debt solutions to companies across all industries through first lien secured loans and asset-based loans. Over the last twelve months through June 30, 2022, MidCap Financial has originated over $21 billion of commitments. MidCap Financial has, what we believe to be an exceptionally strong track record and has successfully managed through multiple economic cycles. MidCap Financial’ s years of experience, strong balance sheet, and flexibility make it the lender of choice for companies across all stages of growth and complexity. An affiliate of Apollo serves as discretionary investment manager of MidCap Financial.9

[6]	Apollo Investment Management, L.P., an affiliate of Apollo will continue to serve as the Company’s investment adviser.
[7]

Prior to this reduction, the base management fee was 1.5% on gross assets financed using leverage up to 1.0x debt-to-equity and 1.0% on gross assets financed using leverage over 1.0x debt-to-equity. For the comparisons presented, a debt-to-equity ratio of 1.40x is assumed.

[8]	The NAV per share figure is rounded for presentation purposes.
[9]

MidCap Financial is managed by Apollo Capital Management, L.P., a subsidiary of Apollo Global Management, Inc., pursuant to an investment management agreement between Apollo Capital Management, L.P. and MidCap FinCo Designated Activity Company.

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Company Will Trade as ‘MidCap Financial Investment Corporation’

The Company has announced that it will change its name from Apollo Investment Corporation to MidCap Financial Investment Corporation effective on or around August 12, 2022. The new name reflects the Company’s investment strategy of primarily investing in loans originated by MidCap Financial, as well as MidCap Financial’ s prominent role in Apollo’s Direct Origination and broader Yield businesses. Apollo will continue to serve as the investment adviser of the Company. The Company’s common stock will begin to trade under the ticker “MFIC” on the NASDAQ Global Select Market on or around August 12, 2022. In connection with the name change, the Company will be changing its website to www.midcapfinancialic.com on or around August 12, 2022.

Senior Leadership Promotions to Align with Enhanced Strategy

The Company has also announced the following senior management promotions and Board changes which are effective immediately.

Howard T. Widra, who served as Chief Executive Officer since May 2018 and as President from June 2016 to May 2018, has been named Executive Chairman of the Board. Mr. Widra will continue to serve as Apollo’s Head of Direct Origination.

Tanner Powell, who served as President of the Company since May 2018 and Chief Investment Officer for Apollo Investment Management, L.P. (“AIM”), the Company’s investment adviser since June 2016, has been promoted to Chief Executive Officer of the Company.

Ted McNulty, who is a Managing Director in Apollo’s Direct Origination business, has been promoted to President of the Company and Chief Investment Officer for AIM.

Kristin Hester, who has served as the General Counsel of the Company since May 2020, has been promoted to Chief Legal Officer and Secretary of the Company. Joseph Glatt, who served as the Company’s Chief Legal Officer and Secretary since 2011, was promoted to a new role as Partner in Apollo’s U.S. Financial Institutions Group.

John Hannan, who has served as Chairman of the Board since 2006, will now serve as Vice Chairman of the Board.

Howard T. Widra

Mr. Widra has been with Apollo and/or its affiliates since 2013 and serves as Apollo’s Head of Direct Origination. He was appointed Executive Chairman in August 2022. He served as the Company’s Chief Executive Officer from May 2018 to August 2022 and as President from June 2016 to May 2018. He has also been a Director since May 2018. Mr. Widra was a co-founder of MidCap Financial, a middle-market specialty finance firm with $21.4 billion of annual originations10 and was formerly its Chief Executive Officer. Prior to MidCap Financial, Mr. Widra was the founder and President of Merrill Lynch Capital Healthcare Finance. Prior to Merrill Lynch, Mr. Widra was President of GE Capital Healthcare Commercial Finance and held senior roles in its predecessor entities including President of Heller Healthcare Finance, and COO of Healthcare Financial Partners. Mr. Widra holds a J.D., Cum Laude, from the Harvard Law School and a BA from the University of Michigan.

[10]	Based on the last twelve months as of June 30, 2022.

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Tanner Powell

Mr. Powell joined Apollo in 2006. Mr. Powell was appointed Chief Executive Officer of the Company in August 2022. He served as President of the Company from May 2018 to August 2022 and served as Chief Investment Officer for the Company’s investment adviser from June 2016 to August 2022. Mr. Powell is a Partner and Portfolio Manager in Apollo’s Direct Origination business. He holds leadership roles in Apollo’s Credit Business, including its aircraft leasing and lending businesses. From 2004 to 2006, he served as an analyst in Goldman Sachs’ Principal Investment Area (PIA). From 2002 to 2004, Mr. Powell was an Analyst in the Industrials group at Deutsche Bank. He graduated from Princeton University with a BA in political economy.

Ted McNulty

Mr. McNulty joined Apollo in 2014. He is a is Managing Director in Apollo’s Credit business. He was appointed President of the Company and Chief Investment Officer for the Company’s investment adviser in August 2022. Prior to joining Apollo, Mr. McNulty ran the mezzanine and later merchant banking business for a subsidiary of Mitsubishi UFJ and was a director at Haland before that. Previously, he held various roles at JPMorgan and its predecessor institutions, primarily in leveraged finance. Mr. McNulty received an MBA from the Kellogg School of Management and a BA in Government from Harvard University.

Kristin Hester

Ms. Hester joined Apollo in 2015 and currently serves as Senior Counsel for Apollo. She was promoted to Chief Legal Officer for the Company in August 2022 and served as General Counsel for the Company from May 2020 to August 2022. Ms. Hester also serves as General Counsel for Apollo Debt Solutions BDC, Apollo Senior Floating Rate Fund Inc., and Apollo Tactical Income Fund Inc. Prior to joining Apollo, Ms. Hester was associated with the law firms of Dechert LLP from 2009-2015 and Clifford Chance US LLP from 2006-2009. In each case she primarily advised U.S. registered investment companies, their investment advisers, and boards of directors on various matters under the Investment Company Act of 1940. Ms. Hester received her JD from Duke University School of Law and graduated cum laude from Bucknell University with a BS in Business Administration.

CONFERENCE CALL / WEBCAST AT 8:00 AM EDT ON AUGUST 2, 2022

The Company will host a conference call on Tuesday, August 2, 2022, at 8:00 a.m. Eastern Time. All interested parties are welcome to participate in the conference call by dialing (866) 342-8591 approximately 5-10 minutes prior to the call; international callers should dial (203) 518-9713. Participants should reference either Apollo Investment Corporation Q1 2023 Earnings or Conference ID: AINVQ123 when prompted. A simultaneous webcast of the conference call will be available to the public on a listen-only basis and can be accessed through the Events Calendar in the Shareholders section of our website at www.apolloic.com. Following the call, you may access a replay of the event either telephonically or via audio webcast. The telephonic replay will be available approximately two hours after the live call and through August 23, 2022, by dialing (800) 839-8292; international callers should dial (402) 220-6069. A replay of the audio webcast will also be available later that same day. To access the audio webcast please visit the Events Calendar in the Shareholders section of our website at www.apolloic.com.

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File No. 333-238518

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Important Information

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus dated July 14, 2020, which has been filed with the Securities and Exchange Commission (“SEC”), contains this and other information about the Company and should be read carefully before investing. A shelf registration statement relating to certain securities of the Company is on file with and has been declared effective by the SEC. Any offering may be made only by means of a prospectus and any accompanying prospectus supplement. Before you invest, you should read the base prospectus in that registration statement, the preliminary prospectus and any documents incorporated by reference therein, which the issuer has filed with the SEC, for more complete information about the Company and an offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.

The information in the preliminary prospectus and in this announcement is not complete and may be changed. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of dates noted herein. Nothing herein shall be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

About Apollo Investment Corporation

Apollo Investment Corporation is a closed-end investment company incorporated in Maryland. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is externally managed by Apollo Investment Management, L.P. The investment adviser is an affiliate of Apollo Global Management, Inc., and its consolidated subsidiaries. The Company has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended.

The Company’s investment objective is to generate current income and capital appreciation. The Company invests primarily in directly originated first lien senior secured loans in private middle-market companies. To a lesser extent, the Company may invest in other types of securities including second lien senior secured loans, unitranche loans, unsecured loans, and equites in both private middle market companies and public companies.

For more information, please visit www.apolloic.com. The Company will be changing its website to www.midcapfinancialic.com on or around August 12, 2022.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including, but not limited to, statements as to our future operating results; our business prospects and the prospects of our portfolio companies; the impact of investments that we expect to make; our contractual arrangements and relationships with third

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parties; the dependence of our future success on the general economy and its impact on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; our expected financings and investments; the adequacy of our cash resources and working capital; and the timing of cash flows, if any, from the operations of our portfolio companies.

We may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. Statements regarding the following subjects, among others, may be forward-looking: the continuing effects of the COVID-19 pandemic; and steps taken by governmental and other authorities to contain, mitigate, and combat the pandemic or treat its impact on our financial condition, results of operations, liquidity, and capital resources; changes in general economic conditions, including the impact of supply chain disruptions, or changes in financial markets, and the risk of recession; changes in the interest rate environment and levels of general interest rates and the impact of inflation; the return on equity; the yield on investments; the ability to borrow to finance assets; new strategic initiatives; the ability to reposition the investment portfolio; the market outlook; future investment activity; and risks associated with changes in business conditions and the general economy. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Media Contact

Joanna Rose

Global Head of Corporate Communications

Apollo Global Management, Inc.

(212) 822-0491

Communications@apollo.com

Investor Contact

Elizabeth Besen

Investor Relations Manager

Apollo Investment Corporation

(212) 822-0625

ebesen@apollo.com